UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________
Form 8-K
 _____________________
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 6, 2014
   _____________________
(Exact name of registrant as specified in its charter)
  _____________________

DE	000-50368	26-1631624
(State or other jurisdiction of incorporation)	Commission File Number:	(IRS Employer Identification No.)
145 Hunter Drive, Wilmington, OH 45177
(Address of principal executive offices, including zip code)
(937) 382-5591
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)
 _____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 6, 2014, Air Transport Services Group, Inc. (“ATSG”) entered into an amendment (the “Credit Amendment”) of its Credit Agreement (the “Senior Credit Agreement”) with SunTrust Bank, as Administrative Agent, Regions Bank and JPMorgan Chase Bank, N.A., as Syndication Agents, and other lenders from time to time a party thereto, dated May 9, 2011, as previously amended from time to time, and its Guarantee and Collateral Agreement in favor of Administrative Agent, dated May 9, 2011. The Credit Amendment (i) extends the maturity date of the term loan and revolving credit facility to May 6, 2019; (ii) permits ATSG to extend, on each anniversary of the Credit Amendment, the maturity date of the term loan and/or revolving credit facility by one calendar year, subject to the lenders' consent; (iii) permits ATSG to request incremental commitments under the term and/or revolving facilities in an aggregate amount not to exceed $50,000,000, subject to the lenders' consent; (iv) makes certain changes with respect to the calculation of interest rates; (v) eases certain restrictions with respect to the ability of ATSG, and each of ATSG’s direct and indirect domestic subsidiaries, to declare or pay dividends and repurchase capital stock; (vi) reduces the aircraft collateral requirements; and (vii) amends the Guarantee and Collateral Agreement with respect to certain provisions concerning swap obligations.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 of this Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

a.
On May 8, 2014, Air Transport Services Group, Inc. (“ATSG”) held its Annual Stockholders' Meeting (the “Annual Meeting”). At the close of business on March 12, 2014, the voting record date, there were 64,850,537 ATSG common shares outstanding and entitled to vote. At the Annual Meeting, 61,108,365, or 94%, of the outstanding common shares entitled to vote were represented by proxy or in person.

b.	(i) Directors elected at the Annual Meeting for a one year term to expire at the 2015 Annual Meeting of Stockholders:

	Number of Votes Cast:
	For	Against	Abstain	Broker Non-Votes
James H. Carey	52,069,769	0	813,065	8,225,531
J. Christopher Teets	52,055,295	0	827,539	8,225,531

Other directors whose term of office continued after the Annual Meeting:

Richard M. Baudouin
Joseph C. Hete
Arthur J. Lichte
Randy D. Rademacher
Jeffrey J. Vorholt

(ii)	Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of ATSG for fiscal year 2014:

Number of Votes Cast:
For	Against	Abstain
60,872,624	153,682	82,059

(iii)
Approval, on an advisory basis, of the compensation of ATSG's named executive officers disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables, notes and narratives in the Proxy Statement for ATSG's 2014 Annual Meeting of Stockholders:

Number of Votes Cast:
For	Against	Abstain	Broker Non-Votes
51,573,768	1,208,207	100,859	8,225,531

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR TRANSPORT SERVICES GROUP, INC.

By:	/S/ W. JOSEPH PAYNE
W. Joseph Payne
Sr. Vice President
Corporate General Counsel & Secretary

Date:	May 12, 2014